SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 7, 2003

HOMESTORE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26659	95-4438337

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30700 Russell Ranch Road
Westlake Village, California 91362

(Address of Principal Executive Offices)
(Zip Code)

Registrant’s telephone number, including area code: (805) 557-2300

Homestore, Inc.

(Former name or former address, if changed since last report)

Item 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     The following exhibit is filed herewith:

On January 7, 2003 Homestore, Inc. issued a press release, a copy of which is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMESTORE, INC.

Date: January 7, 2003	By:	/s/ Michael Douglas

Michael Douglas Executive Vice President and General Counsel

EXHIBIT INDEX

5.1 Press Release dated January 7, 2003 of Homestore, Inc.